                                  Exhibit 10.75


                                 PROMISSORY NOTE


U.S. $25,000.00                                                 January 5, 1996


         3NET SYSTEMS, INC., a Delaware corporation (the "Company"), hereby promises to pay to the Cameron Foundation ("Cameron"), Twenty Five Thousand Dollars ($25,000.00), such amount referred to herein as the "Principal". The Principal, together with interest accrued thereon from the date the funds are received by the Company, at an annual rate of ten and one quarter percent (10.25%), shall be due and payable on June 30, 1996 (the "Maturity Date").

         1. No failure by Cameron to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by Cameron of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy.

         2. Time is of the essence of this Note.

         3. If principal and interest shall not be received by Cameron within ten (10) days after the Maturity Date, in addition to his other remedies, Cameron may collect, and the Company shall pay on demand, a late charge equal to two (2) percent of the amount overdue.

         4. If the Company defaults in the performance of or compliance with this Note, and such default shall not have been remedied within ten (10) days after Cameron notifies the Company in writing of such default, then Cameron, in addition to all remedies conferred upon Cameron by law, shall have the option to declare this Note and any and all promissory notes issued by the Company to Cameron to be due and payable, without presentment, demand for payment, protest, or notice of any kind, all of which are hereby expressly waived upon maturity by acceleration or otherwise.

         5. Except as otherwise provided herein, the Company waives presentment, demand for payment, protest, or notice of any kind.

         6. The Company may prepay this Note in whole or in part without a prepayment charge. Partial payments shall first be applied to accrued interest and the balance to principal.

         7. Principal and accrued interest shall be payable only in the lawful money of the United States.

         8. The provisions of the Note shall be binding upon the Company and its successors and assigns and the terms and provisions of this Note shall inure to the benefit of Cameron and

                                  Exhibit 10.75


Cameron's successors and assigns. This Note may be amended, supplemented, or changed, and any provision hereof waived, only by a written instrument making specific reference to this Note signed by the party against whom enforcement of any such amendment, supplement, change, or waiver is sought. The Company agrees to pay all costs of collection, including, without limitation, attorney's fees, in the event this Note is not paid when due.

         9. If any provision of this Note is held by a court of competent jurisdiction to be void or unenforceable for any reason, the remaining provisions of this Note shall continue with full force and effect.

         10. This Note shall be governed by and constructed in accordance with the laws of the State of California.

         IN WITNESS WHEREOF, the Company has caused this Note to be executed and delivered on the date and year first above written.


3NET SYSTEMS, INC.



By:         /s/ George Van Derven
   ----------------------------------------
   George R. Van Derven
   President & Chief Executive Officer

                                  Exhibit 10.75


                                 PROMISSORY NOTE

U.S. $41,000.00                                               January 16, 1996


         3NET SYSTEMS, INC., a Delaware corporation (the "Company"), hereby promises to pay to the Cameron Foundation ("Cameron"), Forty One Thousand Dollars ($41,000.00), such amount referred to herein as the "Principal". The Principal, together with interest accrued thereon from the date the funds are received by the Company, at an annual rate of ten and one quarter percent (10.25%), shall be due and payable on June 30, 1996 (the "Maturity Date").

         1. No failure by Cameron to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by Cameron of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy.

         2. Time is of the essence of this Note.

         3. If principal and interest shall not be received by Cameron within ten (10) days after the Maturity Date, in addition to his other remedies, Cameron may collect, and the Company shall pay on demand, a late charge equal to two (2) percent of the amount overdue.

         4. If the Company defaults in the performance of or compliance with this Note, and such default shall not have been remedied within ten (10) days after Cameron notifies the Company in writing of such default, then Cameron, in addition to all remedies conferred upon Cameron by law, shall have the option to declare this Note and any and all promissory notes issued by the Company to Cameron to be due and payable, without presentment, demand for payment, protest, or notice of any kind, all of which are hereby expressly waived upon maturity by acceleration or otherwise.

         5. Except as otherwise provided herein, the Company waives presentment, demand for payment, protest, or notice of any kind.

         6. The Company may prepay this Note in whole or in part without a prepayment charge. Partial payments shall first be applied to accrued interest and the balance to principal.

         7. Principal and accrued interest shall be payable only in the lawful money of the United States.

         8. The provisions of the Note shall be binding upon the Company and its successors and assigns and the terms and provisions of this Note shall inure to the benefit of Cameron and

                                  Exhibit 10.75


Cameron's successors and assigns. This Note may be amended, supplemented, or changed, and any provision hereof waived, only by a written instrument making specific reference to this Note signed by the party against whom enforcement of any such amendment, supplement, change, or waiver is sought. The Company agrees to pay all costs of collection, including, without limitation, attorney's fees, in the event this Note is not paid when due.

         9. If any provision of this Note is held by a court of competent jurisdiction to be void or unenforceable for any reason, the remaining provisions of this Note shall continue with full force and effect.

         10. This Note shall be governed by and constructed in accordance with the laws of the State of California.

         IN WITNESS WHEREOF, the Company has caused this Note to be executed and delivered on the date and year first above written.


3NET SYSTEMS, INC.



By:         /s/ George Van Derven
   ----------------------------------------
   George R. Van Derven
   President & Chief Executive Officer

                                  Exhibit 10.75


                                 PROMISSORY NOTE


U.S. $28,000.00                                                February 1, 1996


         3NET SYSTEMS, INC., a Delaware corporation (the "Company"), hereby promises to pay to the Cameron Foundation ("Cameron"), Twenty Eight Thousand Dollars ($28,000.00), such amount referred to herein as the "Principal". The Principal, together with interest accrued thereon from the date the funds are received by the Company, at an annual rate of ten and one quarter percent (10.25%), shall be due and payable on June 30, 1996 (the "Maturity Date").

         1. No failure by Cameron to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by Cameron of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy.

         2. Time is of the essence of this Note.

         3. If principal and interest shall not be received by Cameron within ten (10) days after the Maturity Date, in addition to his other remedies, Cameron may collect, and the Company shall pay on demand, a late charge equal to two (2) percent of the amount overdue.

         4. If the Company defaults in the performance of or compliance with this Note, and such default shall not have been remedied within ten (10) days after Cameron notifies the Company in writing of such default, then Cameron, in addition to all remedies conferred upon Cameron by law, shall have the option to declare this Note and any and all promissory notes issued by the Company to Cameron to be due and payable, without presentment, demand for payment, protest, or notice of any kind, all of which are hereby expressly waived upon maturity by acceleration or otherwise.

         5. Except as otherwise provided herein, the Company waives presentment, demand for payment, protest, or notice of any kind.

         6. The Company may prepay this Note in whole or in part without a prepayment charge. Partial payments shall first be applied to accrued interest and the balance to principal.

         7. Principal and accrued interest shall be payable only in the lawful money of the United States.

         8. The provisions of the Note shall be binding upon the Company and its successors and assigns and the terms and provisions of this Note shall inure to the benefit of Cameron and

                                  Exhibit 10.75


Cameron's successors and assigns. This Note may be amended, supplemented, or changed, and any provision hereof waived, only by a written instrument making specific reference to this Note signed by the party against whom enforcement of any such amendment, supplement, change, or waiver is sought. The Company agrees to pay all costs of collection, including, without limitation, attorney's fees, in the event this Note is not paid when due.

         9. If any provision of this Note is held by a court of competent jurisdiction to be void or unenforceable for any reason, the remaining provisions of this Note shall continue with full force and effect.

         10. This Note shall be governed by and constructed in accordance with the laws of the State of California.

         IN WITNESS WHEREOF, the Company has caused this Note to be executed and delivered on the date and year first above written.


3NET SYSTEMS, INC.



By:         /s/ George Van Derven
   ----------------------------------------
   George R. Van Derven
   President & Chief Executive Officer